SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                  FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): April 18, 2001


                         HEALTHY PLANET PRODUCTS, INC.
                ---------------------------------------------------
                Exact Name of Registrant as Specified in Its Charter

                                 Delaware
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       1-13048                                       92-2601764
 ----------------------                     ----------------------------------
(Commission File Number)                   (IRS Employer Identification Number)


  1700 Corporate Circle Petaluma, CA                         94954
---------------------------------------                     --------
(Address of Principal Executive Offices)                    Zip Code

                               (707) 778-2280
             ---------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                   N/A
           ----------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)



                                   -1-


5. Other Events

    Donald L. Beckman announced his resignation as Executive Vice President and Chief Operating Officer of Healthy Planet Products, Inc. (the "Company"), effective April 27, 2001. Mr. Beckman's resignation was due to health reasons. On April 18, 2001, the Company named James P. Battle, age 30, as Vice President of Operations. Mr. Battle joined the Company in 1990 as has served in various sales and operational capacities since that date.




                             SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HEALTHY PLANET PRODUCTS, INC.


Dated: April 26, 2001                   By   /s/ Michael G. Zybala
                                             -----------------------------
                                             Michael G. Zybala
                                             Secretary









                                    -2-